Other Receivables (Tables)	6 Months Ended
Dec. 31, 2020
Other Receivables Net [Abstract]
Schedule of other receivables
	December 31, 2020	June 30, 2020
	(Unaudited)
Rent deposit	$2,300	$2,300
Short-term loan (non-interest bearing)	95,000	-
Receivables from disposal of Sunway Kids (1)	-	1,000,000
Other receivables	$97,300	$1,002,300

(1)	The Sunway Kids Purchaser promised to pay $2.4 million to the Company as per the executed agreement and it had settled $1.0 million of its payment obligations through a tri-party settlement agreement executed on September 29, 2020 among the Company, Sunway Kids Purchaser and the Asset Seller. Since collection of the remaining $1.4 million cannot be reasonably assured, the Company only reported a receivable of $1.0 million as of June 30, 2020.